UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 7, 2003
Date of Report (Date of earliest event Reported):

Pixar

(Exact Name of Registrant as Specified in its Charter)

California	0-26976	68-0086179

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Park Avenue
Emeryville, CA 94608
(510) 752-3000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit Number	Description

99.1	Press release, dated August 7, 2003, entitled “Pixar Reports Second Quarter Financial Results” (furnished and not filed herewith solely pursuant to Item 12)

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 7, 2003, the Registrant reported its results of operations for its fiscal second quarter and six months ended June 28, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pixar

DATE: August 7, 2003	By:	/s/ ANN MATHER

Ann Mather Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release, dated August 7, 2003, entitled “Pixar Reports Second Quarter Financial Results”